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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into Renaissance Learning, Inc.'s previously filed Registration Statements on Form S-8, File Nos. 333-38867 and 333-53557, and Form S-3, File No. 333-82743.

                                                         /s/ Arthur Andersen LLP

                                                         ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin,
March 6, 2002